UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2026
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CIPHER DIGITAL INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39625	85-1614529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue
Floor 54
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (332) 262-2300
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On September 25, 2026, Cipher Digital Inc. (“Cipher” or the “Company”) announced the entry into the Amendment and Commitment relating to the Barber Lake Facility (each as defined below). A copy of the press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in Item 7.01 of this Current Report (as well as in Exhibit 99.1 attached hereto) is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended or the Exchange Act.

Item 8.01 Other Events.
On September 24, 2026, the Company, through its wholly owned subsidiary Cipher Barber Lake LLC, entered into an amendment (the “Amendment”) to its lease (the “Barber Lake Lease”) with Fluidstack USA II Inc. (“Fluidstack”) relating to the development, construction, and lease of an HPC data center facility (the “Barber Lake Facility”). Concurrently with the execution of the Amendment, the Company entered into a binding commitment with a leading AI lab to enter into a ten-year lease for the Barber Lake Facility (the “New Barber Lake Lease”) to commence following the term of the Barber Lake Lease with Fluidstack (the “Commitment”), thereby extending the aggregate contracted term for the Barber Lake Facility to twenty years. The New Barber Lake Lease will contain economic terms that are substantially consistent with the Barber Lake Lease and is expected to result in incremental aggregate contracted revenue of approximately $5.2 billion.
In connection with the Amendment, the Company and Fluidstack agreed to certain tenant-modification change orders to modify the design of the Barber Lake Facility as well as to an updated phased delivery schedule for the Barber Lake Facility, with individual data halls now expected to be delivered between the fourth quarter of 2026 and the first quarter of 2027. Rent will commence for each data hall as it is delivered, with the first rent commencement expected to occur during the fourth quarter of 2026. In connection with the Amendment and the change orders, the Company, Fluidstack and the leading AI lab established a cost reimbursement framework, pursuant to which the Company will bear the first $359.3 million of costs in excess of the initial budgeted amount under the Barber Lake Lease. The tenant will reimburse the Company over the aggregate twenty-year term for 50% of any such costs above that amount, payable as additional rent and calculated in a manner to provide the Company with a contracted rate of return on such reimbursed amounts.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, such as statements about the Company’s beliefs and expectations regarding its planned business model and strategy, timing and likelihood of success, capacity, functionality and operation of its data centers, expectations regarding its data center development and operations, potential strategic initiatives, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).
These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, the ability of Cipher’s customers, tenants, and other counterparties to perform their contractual obligations, the ability to Cipher to complete its data centers and future strategic growth initiatives in a timely manner or within anticipated cost estimates, risks relating to the development, construction, and operation of Cipher’s data centers, the availability of capital and financing on acceptable terms, changes in market demand, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”) on February 24, 2026, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 filed with the SEC on August 4, 2026, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company, dated September 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Digital Inc.

Date:	September 25, 2026	By:	/s/ Tyler Page
Tyler Page Chief Executive Officer